SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    October 31, 2000


                               MORTGAGE.COM, INC.
             (Exact name of registrant as specified in its charter)


           Florida                        000-26787              65-0435281
  (State or other jurisdiction           (Commission           (IRS Employer
       of incorporation)                   File No.)         Identification No.)


1643 North Harrison Parkway
Sunrise, Florida                                                       33323
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number including area code:   (954) 838-5000


          (Former name or former address, if changed since last report)




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Item 7.  Financial Statements and Exhibits

         (a)      Exhibits

                  99.1     Press Release dated October 31, 2000.

Item 9.  Regulation FD Disclosure.

                  On October 31, 2000, the Company announced plans to wind down lending operations and sell assets.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MORTGAGE.COM, INC.
                                  (Registrant)


October 31, 2000               By:   /s/ Seth Werner
                                  ----------------------------------------------
                                   Seth Werner
                                   Chairman and Chief Executive Officer







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


                                  EXHIBIT LIST



99.1     Press Release dated October 31, 2000
















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